Investor Relations Presentation Plano, Texas November, 2016 EXHIBIT 99.2

Safe Harbor Statement Page Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding update to Diodes Incorporated’s fourth quarter 2016 business outlook as of November 9, 2016, which includes the following: expect revenue to range between $232 million and $248 million, or down 7.5 to 1.1 percent sequentially, and in line with typical seasonality; expect GAAP and non-GAAP gross margin to be 32.2 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expense adjusted for retention costs and amortization of acquisition-related intangible assets, are expected to be approximately 23.5 percent of revenue, plus or minus 1 percent; expect other expense to be approximately 3.9 million; expect income tax rate to be 29 percent, plus or minus 3 percent, and shares used to calculate diluted EPS for the fourth quarter are anticipated to be approximately 49.5 million; purchase accounting adjustments for Pericom and previous acquisitions of $4.4 million after tax are not included in these non-GAAP estimates; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met: the risk that the expected benefits of acquisitions may not be realized; Diodes’ business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continued introduction of new products; Diodes’ ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes’ ability to successfully make additional acquisitions; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates and joint venture prospects; unfavorable currency exchange rates; availability of tax credits; Diodes’ ability to maintain its current growth strategy or continue to maintain its current performance and loadings in manufacturing facilities; our future guidance may be incorrect; the global economic weakness may be more severe or last longer than Diodes currently anticipate; breaches of our information technology systems; and other information, including the “Risk Factors,” detailed from time to time in filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on November 9, 2016 titled, “Diodes Incorporated Reports Third Quarter 2016 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Management Representative Page Dr. Keh-Shew Lu President and CEO Diodes Incorporated Since 2005 Texas Instruments 27 years Experience: Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education: Master's Degree and Doctorate in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University - Taiwan

Company Representative Page Laura Mehrl Director of Investor Relations Since May 2010 Experience: Director of Investor Relations, Diodes Incorporated, Plano, Texas Senior Business Development Manager, STMicroelectronics, Carrollton, Texas Sales Director for Analog Devices Inc., Shanghai, China Product Marketing Manager at Texas Instruments (TI), Dallas, Texas Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon Wafer fab design engineer and product engineer at TI, Lubbock, Texas Education: MBA with concentration in International Marketing, Texas Tech University BS in Electrical and Computer Engineering, University of Iowa

Page A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic and analog markets, serving the consumer, computing, communications, Industrial and automotive segments. About Diodes Incorporated

Business Objective To consistently achieve above-market profitable growth, utilizing our innovative and cost-effective packaging and silicon technology, suited for high volume, high growth markets by leveraging process expertise and design excellence to deliver high quality semiconductor products. Page

2015 Total Semiconductor Market ($335 bn) Significant Market Opportunity Page $140 bn $33 bn $77 bn $45 bn $21 bn Diodes’ SAM: $10 - $12 bn Diodes’ SAM: $14 - $16 bn Opto $19 bn Std Logic Analog Discrete Micro/Special Memory Diodes’ SAM: $1 - $3 bn

Diodes Growth Strategy Page Many Paths for Growth: Product Portfolio Product arena Product line expansion Performance enhancement Application Space Targeted end equipment Broad customer base Increased product coverage Packaging Breadth Broad packaging portfolio Increased power density Small form factor

A Strong Global Partnership 2014 Revenue$891M 2014 Gross Margin31.1% High volume Discrete, Analog and Logic products Cost efficient manufacturing capabilities Strong global presence Broad product and customer base 3 C's and industrial with emerging focus on Automotive Broader Analog and added mixed-signal product lines Expanded platform content in applications where Diodes is already strong Operating Synergies Technology presence to advance Diodes product roadmap Customer / application space depth within target markets SYNERGIES + = A Winning Combination 2014 Revenue$130M 2014 Gross Margin 42.3% Switches, Signal Integrity, Connectivity and Timing products Focus on emerging connectivity platforms Deep customer relationships Strong presence in networking and data center with growing automotive position Page

Broad Consolidated Product Offering IntelliFET and SBR are the registered trademark of Diodes Incorporated and its affiliates. Page

Pericom Total Timing Solutions Page Comprehensive portfolio for complete clock tree solutions Highest frequency clock buffers Low voltage, low power clock generators Real time clock (RTC) generators Programmable crystal oscillators Ultra low jitter crystal oscillators Temperature compensated crystal oscillators Timing solutions for attractive markets Cloud computing / server storage Embedded automotive infotainment Internet of Things (IoT) Owned manufacturing for advantaged cost infrastructure Integrated operations for crystal and crystal oscillator manufacturing Automated and automotive-certified facility in Taiwan focuses on crystal oscillators Fully automated facility in Jinan, China focuses on crystal manufacturing

Page 12

USB Type C Connector


DisplayPort
USB Type A
USB Type B
USB Micro B
Power
USB Type C
All-in-One
Connector

Highly Attractive Market Opportunity

- 10Gbps reversible connector: single USB cable for data, audio, video and power
- Driven by next generation mobility platforms: notebook, smart phone, tablet, portable consumer
- Flexible "charge anywhere" approach to personal electronics
- Will drive conversion in storage, server, and Ultra HD displays

Combined Diodes+Pericom offers complete system solution

- Extensive Pericom offering for USB connectivity:
  - High performance cross bar signal switches
  - USB3 / DisplayPort1.2 ReDrivers
  - USB charging controllers
  - High bandwidth USB3.1 multiplex/demultiplex
  - Plug orientation detectors
- Diodes USB portfolio focused on power management:
  - USB power switches
  - Transient voltage suppressors
  - ACDC primary side controllers
  - Power MOSFETs
  - Active rectifier

DIODES INCORPORATED

Page 13

USB Type C Power Delivery


USB Type-C Connector
Tx1, Rx1
TX2, Rx2
SBU1,SBU2
High Speed Signal Path
CC1, CC2
Type C/PD Protocol Control
D+,D-
USB2.0 Signal Path
VBUS
Power Solution

High-Speed Serial Connectivity

- USB3.0/3.1 and DP/HDMI MUX
- USB3 Crossbar
- USB3.0/3.1 Re-Driver
- Type C host CC Detection
- Type C Protocol Controller
- USB2.0 Mux
- Audio Switch

Analog & Power

- Type C Charger CC Detection
- PD Adaptor Controller
- High Voltage LDO
- High Voltage USB Power Switch
- DCDC Converter
- ACDC Power Solutions

Discrete

- TVS for USB3.0/3.1
- High Voltage Power Switch
- Load Switch
- MOSFET

DIODES INCORPORATED

Page 14

Complete Platform Solutions: Notebooks


Discrete
MOSFET
TVS, SBR
LDO
USB Switch
DCDC Converter
LED Driver
Audio, Sensor
Logic & Std Linear
Analog & Power
Vcore DCDC Controller
DIODES
MOSFET
3D Camera
LED Driver
LCD Panel
LDO
TVS
USB3.0
eDP1.3
Lan Switch
USB3 Re-Driver
CPU
PCH
DDR Regulator
DDR4 DIMM
Memory Bus
DCDC Controller
DP1.2b
HDMI 1.4
Video Switch
DP-to-VGA Converter
Video Switch
DDI
HDMI Re-Driver
TVS
LSPCon
LDO
DP0..3
Tx, Rx
I2C
D+, D-
SATA / PCIe
SATA / PCIe Re-Driver
A/V Codec
MCU
USB3 Re-Driver
UART
Sleep / Charge Detect
USB2 / 3 Switch
HDD / SSD
TVS
TVS
Analog Switch
USB 2.0 Switch
Crossbar Switch
D+, D-
USB3 / DP Switch
USB Power Switch
TVS
Docking Sub-system
TVS
D+, D-
AUXHPD+
AUXHPD-
Timing
Signal Integrity
Switching
Connectivity
High-Speed Serial Connectivity

DIODES INCORPORATED

SKY Rectifiers MOSFETs Bipolar LDO DC-DC (Asynchronous) AC-DC (Secondary side controllers) LED Drivers (DC Input) Performance Enhancement Page Diodes’ product upgrade has expanded our SAM. SBR® (Super Barrier Rectifiers) (Vb < 400v) DIOFETTM (SKY Integrated, Low RDS(on)) CMOS LDO (Low power) DC-DC (Asynchronous, high current) AC-DC (Primary side controllers, Secondary side controllers) LED Drivers (AC Input) Trench SBR® (Vb < 400v) IntelliFET (Self-protected) Low Noise LDO DC-DC (Synchronous, with low & high current) AC-DC (Quick Charging Controller solutions) LED Drivers (Full-Voltage Range, Triac-Dimmable/Non-Dimmable)

Page 16

Efficiency, Functionality and Control for Smartphones

- **LED Backlighting**
  LED Drivers
  Boost Converters
  Schottky Diodes
- **LED Flash Module**
  Camera Flash Drivers
  ZXMN series MOSFETs
- **LCD / OLED Display Bias**
  LCD Bias ICs
  OLED Bias ICs
  Schottky Diodes
- **Battery Power Management**
  USB Power Switches
  Current Monitors
  Charger ICs
  Low-Saturation Bipolar Transistors
  ZXMP series MOSFETs



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- **GPS Antenna Detection**
  Current Monitors
- **RF Power Amplifier**
  Low Dropout Regulators
- **System Voltage Conversion**
  Low Dropout Regulators
  DC-DC Converters
  Schottky Diodes
  Low-Saturation Bipolar Transistors
- **System Interface**
  USB Power Switches
  Zener and TVS Arrays
- **Keypad Backlighting**
  LED Drivers
  Boost Converters
  Schottky Diodes
- **Audio Amplifier**
  Class D Amplifier

DIODES INCORPORATED

Page 17

Strong Relationships Drive LCD/LED TV Product Roadmaps

- **LCD Display Buffer**
  40V High-gain BJT
- **System Power Conversion**
  Low Dropout Regulators
  DC-DC Converters
  Voltage References
  Synchronous MOSFET Controllers
  40V/100V SBR and Schottkys
  Bridge Rectifier Diodes
- **LCD LED Backlighting**
  Current Monitors
  400V High-gain NPN BJT
  60V/100V High-gain NPN BJT
  60V/100V N-channel MOSFETS
- **CCFL Backlighting**
  30V Low On-resistance MOSFETs



- **Antenna Tuner**
  DC-DC Converters
  40V Schottkys
- **System Interface**
  USB Power Switches
  Zener and TVS Arrays
- **System Power Management**
  Buck DC-DC Converters
  Low Dropout Regulators
  20V/30V/40V SBR® and Schottkys
  30V P-Channel MOSFETs
  30V Low-saturation PNP BJT
- **Audio Amplifier**
  Buck DC-DC Converters
  Schottky Diodes
  SBR
  Class D Amplifier

DIODES INCORPORATED

Page 18

Product Breadth and Performance for Computing Platforms

- **LCD / LED Backlighting**
  LED Drivers
  Boost Converters
  Schottky Diodes
- **System Voltage Conversion**
  Low Dropout Regulators
  DC-DC Converters
  Schottky Diodes
  Low-Saturation BJT
- **Battery Power Management**
  Current Monitors
  Load Switches
  Low-Saturation BJT
  ZXMP series MOSFETs
- **Open / Close Detection**
  Hall Effect Sensors
  Hall Effect Drivers



- **Audio Amplifier**
  Buck DC-DC Converters
  Schottky Diodes
  Super Barrier Rectifiers
  Class D Amplifier
- **Wireless Connectivity**
  DC-DC Converters
  Low Dropout Regulators
- **System Power Management**
  Buck DC-DC Converters
  Low Dropout Regulators
  Super Barrier Rectifiers
  Schottky Diodes
  P-Channel MOSFETs
  Low-Saturation BJT
- **System Interface**
  USB Power Switches
  Zener and TVS Arrays

DIODES INCORPORATED

Page Automotive Networking ESD Protection TVS Protection Seat Control Module Hall Sensor SBR IntelliFET® Voltage Reference Body Control Module Bipolar Transistors Shunt Regulator Voltage Reference IntelliFET MOSFETs Hall Sensor Braking Control Unit Voltage Reference IntelliFETs MOSFETs Hall Sensor Powertrain MOSFET Hall Sensor Super Barrier Rectifier® (SBR) Daytime Running Lights LED Drivers Schottky Diodes MOSFETs Bipolar Transistors Interior Light LED Drivers Schottky Diodes MOSFETs Bipolar Transistors SBR and IntelliFET are registered trademarks of Diodes Incorporated Automotive Quality for Demanding Automotive Applications

Page Power and Signal Management for the Broad Industrial Market Power Management AC-DC Converters DC-DC Converters LDO Regulators HV Regulators Shunt Regulators Gate Drivers Synchronous Rectifiers HV Rectifiers and Bridges SBRs HV Switches Signal Conditioning Op Amps Comparators Linear Hall Voltage Reference Logic Current Monitors ESD Protection TVS Protection Illumination LED Drivers Synchronous Rectifiers HV Rectifiers and Bridges SBRs HV Switches MOSFETs System Protection Hall Sensors ESD Protection TVS Protection Motor Control Hall Sensors Motor Control/Drivers MOSFETs H-Bridges SBR Gate Drivers Actuators/Drivers Hall Sensors Relay Drivers IntelliFET MOSFETs

Page Market Trend Complete Charger and Power Adapter Solution and Trend Primary Rectifiers Bridges Diodes Switches HV BJT PSR Controllers AP3775/6 Secondary Rectifiers Schottky Diodes SBR® Sync. Rectifiers Standby Power Cost System Efficiency New Technology PSR Accelerator AP434X

Page 22

Packaging Focus: Miniaturization and Power Efficiency


SOT223
SOT143/SC82
SOT25/26
TSOT23-5/6
SOT353/363
SOT543/553 /563/666
SOT953/963
SOT89
SC59
SOT523
SOD123
SOD323/-F
SOD523
SOD923
ITO220S
TO220-3L
TO220-5L
ITO220AC-S
TO262AA
TO263-2/3/5L
TO252-2/3/4/5L
SOP-8L
SOIC-14/16L
MSOP-8/10L
QSOP-16/20L
TSSOP-8/14/16L
SOP-8/14/16L-EP
MSOP-8/EP
PowerDI-5SP
Power5060-8L
PowerDi-5
PM-III
PD-123/323
Power3333-8L
PowerDI3030
DFN5060-4
QFN5050-32
QFN4040-20
DFN1114-3
DFN0808-4
DFN0806-3
DFN0603
D2PAK-7L
PDI3333-8
(Stack die + Clip)
TO252-4L(Auto)
(Stack die+Al wire)
DFN1212-4
(Flip Chip QFN)
DFN0604-3
DFN2020F-8
QFN3055-28
PD3020B-8
(Pre-mold)
DFN1310H3-6
DFN1616-2
DFN0806-6
~ 2015
2016 ~

Page Packaging Focus: Miniaturization and Power Efficiency Power Efficiency Miniaturization DDFN0402 Possibly the smallest Discrete semiconductor package. Compared to a TO252, the PowerDI®5 package delivers twice the power density from a 55% smaller footprint. PowerDI®5 TO252

Page Shanghai-based packaging with capacity approximately 30 billion units The new packaging facility in Chengdu has a potential capacity of 3X that of Shanghai Additional packaging facilities in Neuhaus, Germany and in Chengdu, China Two discrete fabs, two analog fabs in Kansas City, Missouri (5” and 6”), Oldham, United Kingdom (6”), and Shanghai (6”) respectively Bipolar, BiCMOS, CMOS & BCD process Strong engineering capabilities CapEx Model = 5% - 9% of Revenue Packaging Wafer Fabs Economies of Scale: Loading Percentage in Shanghai Efficient Manufacturing + Superior Processes

Collaborative Customer Relationships Page Quanta

Annual Revenue Growth Rates Outperforming the Industry Page Industry (Discrete + Analog + Logic) 2005 to 2015 Growth Diodes Inc.: 14.7% SAM Industry: 3.1% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Revenue Growth ( In millions ) +41% +3.6% -0.2% +7.7% ( Acquisition Years ) * * * * * +30.5% -4.7% Page

Revenue Profile – 3Q2016 By Channel By Region By End Market Page 10% 80% 10% Asia Pacific Europe North America 64% 36% Distribution OEM / EMS 19% 21% 24% 29% 7% Industrial Consumer Communications Automotive Computing

Third Quarter 2016 Financial Performance Page In millions, except per share 3Q15 2Q16 3Q16 Revenue $208.9 $236.6 $250.7 Revenue Growth 20.0%   6.0% Gross Profit (GAAP) $61.6 $74.8 $80.6 Gross Profit Margin % (GAAP) 29.5% 31.6% 32.2% Net Income (GAAP) $2.8 $5.8 $10.6 Net Income (non-GAAP) $6.3 $9.8 $15.1 EPS (non-GAAP) $0.13 $0.20 $0.30 Cash Flow from Operations $45.5 $16.4 $33.1 EBITDA (non-GAAP) $29.7 $36.8 $42.5

Balance Sheet Page Dec 31, 2015 Cash $243 $218 $221 Short-term Investments $12 $65 $35 Inventory $182 $203 $204 Current Assets $676 $751 $740 Total Assets $1179 $1599 $1552 Long-term Debt $141 $454 $407 Total Liabilities $369 $756 $709 Total Equity $810 $843 $843 Sept 30, 2016 In millions Dec 31, 2014

Page Expect revenue to range between $232 million and $248 million, or down 7.5 to 1.1 percent sequentially, and in line with typical seasonality; Expect GAAP and non-GAAP gross margin to be 32.2 percent, plus or minus 1 percent; Non-GAAP operating expenses, which are GAAP operating expense adjusted for retention costs and amortization of acquisition-related intangible assets are expected to be approximately 23.5 percent of revenue, plus or minus 1 percent; Expect other expense to be approximately 3.9 million; Expect income tax rate to be 29 percent, plus or minus 3 percent, and shares used to calculate diluted EPS for the fourth quarter are anticipated to be approximately 49.5 million; Purchase accounting adjustments for Pericom and previous acquisitions of $4.4 million after tax are not included in these non-GAAP estimates.   4Q 2016 Business Outlook

2 1 5 3 Kansas City, MO Wafer Fab Shanghai, China Packaging Neuhaus, Germany Packaging Oldham, UK Wafer Fab 4 Chengdu, China Packaging 1 Shanghai, China Wafer Fab Global Manufacturing Infrastructure 1 1 6 Jinan, China Crystal Fab, Packaging 2 Jhongli, Taiwan Oscillator Module Packaging Page

Diodes Strategy: Profitable Growth Page

Thank you Company Contact: Diodes Incorporated Laura Mehrl Director of Investor Relations P: 972-987-3959 E: laura_mehrl@diodes.com Investor Relations Contact: Shelton Group Leanne K. Sievers EVP, Investor Relations P: 949-224-3874 E: lsievers@diodes.com www.diodes.com Diodes was named one of the 10 Best Stocks of the Past 20 Years March 2012